                                                                     Exhibit 4.3


                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of January 18, 2005

                                  By and Among

                         ENERGY TRANSFER PARTNERS, L.P.,

                                 the GUARANTORS

                                       and

                          WACHOVIA CAPITAL MARKETS, LLC
                         BANC OF AMERICA SECURITIES LLC
                          BNP PARIBAS SECURITIES CORP.
                         GREENWICH CAPITAL MARKETS, INC.


                                  $750,000,000

                           5.95% SENIOR NOTES DUE 2015




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                                TABLE OF CONTENTS

Section                                                                 Page

1.   Definitions..................................................        1

2.   Exchange Offer...............................................        4

3.   Shelf Registration Statement.................................        8

4.   Additional Interest..........................................        9

5.   Registration Procedures......................................       12

6.   Registration Expenses........................................       20

7.   Indemnification..............................................       21

8.   Rule 144 and 144A............................................       25

9.   Miscellaneous................................................       25

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                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is dated as of January 18, 2005 by and among Energy Transfer Partners, L.P., a Delaware limited partnership (the "Partnership"), the subsidiaries of the Partnership signing this Agreement as Guarantors (the "Guarantors"), and Wachovia Capital Markets, LLC, Banc of America Securities LLC, BNP Paribas Securities Corp., and Greenwich Capital Markets, Inc. (collectively, the "Initial Purchasers").

      This Agreement is entered into in connection with the Purchase Agreement (the "Purchase Agreement"), dated as of January 12, 2005, by and among the Partnership, the Guarantors, and the Initial Purchasers that provides for the sale by the Partnership to the Initial Purchasers of $750,000,000 aggregate principal amount of the Partnership's 5.95% Senior Notes due 2015 (the "Notes"). The Notes will be fully and unconditionally guaranteed on an unsubordinated, unsecured basis by the Guarantors as of their issue date (the "Guarantees"). The Notes and the Guarantees together are referred to as the "Securities." To induce the Initial Purchasers to enter into the Purchase Agreement, the Partnership and the Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligations to purchase the Securities under the Purchase Agreement.

      The parties hereby agree as follows:

      1.    Definitions

            As used in this Agreement, the following terms shall have the following meanings:

            Additional Interest shall have the meaning set forth in Section
            4(a).

            Agreement shall have the meaning set forth in the first introductory paragraph.

            Applicable Period shall have the meaning set forth in Section 2(b).

            Closing Date shall have the meaning given to such term in the Purchase Agreement.

            Commission means the U.S. Securities and Exchange Commission.

            DTC means The Depository Trust Company.

            Effectiveness Date shall have the meaning set forth in Section 4(a)(ii).

            Effectiveness Period shall have the meaning set forth in Section
            3(a).

            Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.


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            Exchange Notes shall have the meaning set forth in Section 2(a).

            Exchange Offer shall have the meaning set forth in Section 2(a).

            Exchange Registration Statement shall have the meaning set forth in
            Section 2(a).

            Filing Date shall have the meaning set forth in Section 4(a)(i).

            Guarantee shall have the meaning set forth in the second introductory paragraph.

            Guarantors shall have the meaning set forth in the introductory paragraph.

            Holder means any holder of a Registrable Security.

            Indemnified Person shall have the meaning set forth in Section 7(c).

            Indemnifying Person shall have the meaning set forth in Section
            7(c).

            Indenture means the Indenture, dated as of January 18, 2005, by and among the Partnership, as issuer, the Guarantors, and Wachovia Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of January 18, 2005 and as further amended or supplemented from time to time in accordance with the terms thereof.

            Initial Purchasers shall have the meaning set forth in the first introductory paragraph.

            Inspectors shall have the meaning set forth in Section 5(n).

            NASD means the National Association of Securities Dealers, Inc.

            Notes shall have the meaning set forth in the second introductory paragraph.

            Participant shall have the meaning set forth in Section 7(a).

            Participating Broker-Dealer shall have the meaning set forth in
            Section 2(b).

            Partnership shall have the meaning set forth in the first introductory paragraph.

            Person means an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

            Private Exchange shall have the meaning set forth in Section 2(b).

            Private Exchange Notes shall have the meaning set forth in Section 2(b).

            Prospectus means the prospectus included in any Registration Statement, including any preliminary prospectus and any prospectus as amended or


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            supplemented by any prospectus supplement, and all other amendments and supplements to such prospectus with respect to the terms of the offering of any portion of the Registrable Securities, including post-effective amendments, in each case including all documents incorporated by reference therein.

            Purchase Agreement shall have the meaning set forth in the second introductory paragraph.

            Records shall have the meaning set forth in Section 5(n).

            Registrable Securities means each Note (and the related Guarantee), each Exchange Note (and the related Guarantee) as to which Section 2(c)(ii)(D) hereof is applicable and each Private Exchange Note (and the related Guarantee), until the earliest to occur of (a) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(ii)(D) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or Private Exchange Note (and, in each case, the related Guarantee), as the case may be, has been declared effective by the Commission and such Note, Exchange Note or Private Exchange Note (and, in each case, the related Guarantee), as the case may be, has been disposed of in accordance with such effective Registration Statement, (b) such Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144, or is saleable pursuant to Rule 144(k), (c) such Note has been exchanged for an Exchange Note pursuant to an Exchange Offer and is entitled to be resold without complying with the prospectus delivery requirements of the Securities Act and (d) such Note, Exchange Note or Private Exchange Note (and, in each case, the related Guarantee), as the case may be, ceases to be outstanding for purposes of the Indenture.

            Registration Statement means any registration statement of the Partnership and the Guarantors filed with the Commission pursuant to this Agreement, including, but not limited to, any Exchange Registration Statement and any Shelf Registration Statement, including the Prospectus and any amendment or supplement to such registration statement, including all post-effective amendments and exhibits thereto and documents incorporated by reference therein.

            Rule 144 means Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission.

            Rule 144A means Rule 144A promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the Commission.

            Rule 415 means Rule 415 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.


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            Securities shall have the meaning set forth in the second
            introductory paragraph.

            Securities Act means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            Shelf Notice shall have the meaning set forth in Section 2(c)(ii).

            Shelf Registration Statement shall have the meaning set forth in
            Section 3(a).

            TIA means the Trust Indenture Act of 1939, as amended.

            Trustee means the trustee under the Indenture.

      2.    Exchange Offer

            (a) Exchange Offer Registration Statement. The Partnership and the Guarantors shall file with the Commission, to the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, a Registration Statement on the appropriate form (the "Exchange Registration Statement") no later than the 120th day after the Closing Date for offers to exchange (collectively, the "Exchange Offer") any and all of the Registrable Securities (other than the Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Partnership (guaranteed by the Guarantors) that are identical in all material respects to such Notes and the related Guarantees (collectively, the "Exchange Notes"). The Exchange Notes shall be entitled to the benefits of the Indenture or a trust indenture that is identical in all material respects to the Indenture (other than such changes as are necessary to comply with any requirements of the Commission to effect or maintain the qualification thereof under the TIA), except that the Exchange Notes (other than Private Exchange Notes, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Partnership and the Guarantors agree to use their respective reasonable efforts to (i) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the 210th day after the Closing Date; (ii) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; provided, that the Exchange Offer must be consummated no later than 45 days following the date the Exchange Registration Statement is first declared effective by the Commission; and (iii) consummate the Exchange Offer on or prior to the date that is 210 days plus 45 days following the Closing Date. If after such Exchange Registration Statement is declared effective by the Commission, the Exchange Offer or the issuance of the Exchange Notes thereunder is delayed or suspended by any stop order,


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

                  injunction or other order or requirement of the Commission or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period of such delay or suspension until the Exchange Offer may legally resume.

                  Each Holder who participates in the Exchange Offer will be required to make representations in writing to the Partnership and the Guarantors, including representations that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act and that such Holder is not an affiliate of the Partnership or the Guarantors within the meaning of the Securities Act and is not acting on behalf of any Persons who could not truthfully make the foregoing representations. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Partnership and the Guarantors shall have no further obligation to register Registrable Securities (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(ii)(D) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes shall be included in the Exchange Registration Statement.

            (b) Plan of Distribution. The Partnership and the Guarantors shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution" that shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies represent the prevailing views of the staff of the Commission. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

                  The Partnership and the Guarantors shall use their respective reasonable efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit


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                  such Prospectus to be lawfully delivered by all Persons
                  subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not exceed 180 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

                  If, prior to consummation of the Exchange Offer, any of the Initial Purchasers holds any Notes acquired by it and having, or that are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution of the Notes, the Partnership and the Guarantors, upon the request of any such Initial Purchaser simultaneously with the delivery of the Exchange Notes in the Exchange Offer, shall issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for such Notes held by the Initial Purchaser a like principal amount of debt securities of the Partnership guaranteed by the Guarantors that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and that are issued pursuant to the same indenture as the Exchange Notes), except for the placement of a restrictive legend on such Private Exchange Notes. If permissible, the Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

                  Interest on the Exchange Notes and the Private Exchange Notes will accrue from the later of (i) (A) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (B) if the Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (ii) if no interest has been paid on the Notes, from the Closing Date.

                  In connection with the Exchange Offer, the Partnership and the Guarantors shall:

                  (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (2) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

                  (3) otherwise comply in all material respects with all applicable laws, rules and regulations.


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

                  As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Partnership and the Guarantors shall:

                  (1) accept for exchange all Notes properly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange; and

                  (2) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder accepted for exchange.

                        The Exchange Notes and the Private Exchange Notes may be issued under the Indenture or an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to any transfer restrictions and the Private Exchange Notes shall be subject to the transfer restrictions set forth or referred to in the restrictive legend placed on such Private Exchange Notes. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

            (c)   Delivery of Shelf Notice.

                  (i) If, following the date hereof there is announced a change in Commission policy that in the reasonable opinion of counsel to the Partnership and the Guarantors raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Partnership and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Partnership and the Guarantors to consummate an Exchange Offer for the Notes. The Partnership and the Guarantors agree to pursue the issuance of such a decision to the level of the senior staff of the Commission. In connection with the foregoing, the Partnership and the Guarantors hereby agree to take all such other actions as may be requested by the Commission or its staff or otherwise required in connection with the issuance of such decision, including without limitation (A) participating in telephonic conferences with the Commission, (B) delivering to the Commission or its staff an analysis prepared by counsel to the Partnership and the Guarantors setting forth the legal bases, if any, upon which such counsel has concluded that the Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission or its staff.


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

                  (ii) If, (A) notwithstanding the efforts contemplated above, the Partnership and the Guarantors are not permitted to effect an Exchange Offer, (B) a Holder of Private Exchange Notes so requests within 20 business days after the consummation of the Private Exchange, (C) because of any changes in law or in currently prevailing interpretations of the staff of the Commission, a Holder (other than an Initial Purchaser holding Notes acquired directly from the Partnership and the Guarantors) is not permitted to participate in the Exchange Offer and requests the Partnership and the Guarantors in writing within 20 business days after the consummation of the Exchange Offer to have such Holder's Notes included in a Registration Statement, (D) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Partnership or the Guarantors within the meaning of the Securities Act) and such Holder requests the Partnership in writing within 20 business days after the consummation of the Exchange Offer to have such Holder's Notes included in a Registration Statement, or (E) for any other reason the Partnership and the Guarantors do not consummate the Exchange offer by the date contemplated by Section 2(a)(iii), then the Partnership and the Guarantors shall promptly deliver written notice thereof (the "Shelf Notice") to the Trustee and the affected Holder(s) of the Notes, and shall file a Shelf Registration Statement with respect to the Notes pursuant to Section 3 hereof.

      3.    Shelf Registration Statement

            If a Shelf Notice is delivered as contemplated by Section 2(c)(ii) hereof, then:

            (a) Shelf Registration Statement. The Partnership and the Guarantors shall file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering (i) all of the Registrable Securities not exchanged in the Exchange Offer, (ii) all of the Private Exchange Notes and (iii) all of the Exchange Notes of the Notes for which Section 2(c)(ii)(D) applies (the "Shelf Registration Statement"). The Partnership and the Guarantors shall use their respective reasonable efforts to file with the Commission the Shelf Registration Statement as soon as practicable and in any event on or prior to the 90th day after the delivery of the Shelf Notice. The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (but not including any underwritten offerings). The Partnership and the Guarantors shall not permit any securities other than


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

                  the Registrable Securities to be included in the Shelf Registration Statement.

                  The Partnership and the Guarantors shall use their respective reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act on or prior to the date that is 180 days after delivery of the Shelf Notice and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date that is two years from the Closing Date (or such shorter restrictive period as may be required pursuant to Rule 144(k)) or such shorter period ending when all Registrable Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"); provided, however, that the Effectiveness Period in respect of the Shelf Registration Statement shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

            (b) Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period due to the receipt of a stop order from the Commission, the Partnership and the Guarantors shall use their respective reasonable efforts to obtain the prompt withdrawal of such stop order.

            (c) Supplements and Amendments. The Partnership and the Guarantors shall promptly supplement and amend the Shelf Registration Statement if required by the Securities Act or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Shelf Registration Statement.

      4.    Additional Interest

            (a) The Partnership, the Guarantors and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Partnership and the Guarantors fail to fulfill their respective obligations under Section 2 or
                  Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Partnership and the Guarantors, jointly and severally, agree to pay, as liquidated damages, additional interest on the Notes so affected ("Additional Interest"), over and above the stated interest for the Notes, under the circumstances and to the extent set forth below (without duplication):

                  (i) if (A) neither the Exchange Registration Statement nor the Shelf Registration Statement has been filed with the Commission on or prior to the date that is 120 days after the Closing Date or (B) notwithstanding that the Partnership and the Guarantors have consummated or will consummate the Exchange Offer, the Partnership and the Guarantors are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the 90th day after the delivery of the Shelf Notice applicable thereto, then, commencing on the 121st date after the Closing Date (in the case of foregoing clause (A)) or on the 91st day after the delivery of the Shelf Notice (in the case of foregoing clause (B)) (each such respective date, a "Filing Date"), Additional Interest shall accrue on the Notes over and above the stated interest for the Notes at a rate of 0.25% per year during the first 90-day period, and such rate will increase by an additional 0.25% per year with respect to each subsequent 90-day period, up to a maximum additional interest rate of 1.0%;

                  (ii) if (A) the Exchange Registration Statement is not declared effective on or prior to the date that is 210 days after the Closing Date, or (B) notwithstanding that the Partnership and the Guarantors have consummated or will consummate the Exchange Offer, the Partnership and the Guarantors are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the date that is 180 days after the delivery of the Shelf Notice in respect of such Shelf Registration Statement, then commencing on the 211th day after the Closing Date (in the case of foregoing clause (A)) or on the 181st day after delivery of the Shelf Notice (in the case of foregoing clause (B)) (each such respective date, an "Effectiveness Date"), Additional Interest shall accrue on the Notes included or that should have been included in such Registration Statement over and above the stated interest for the Notes at a rate of 0.25% per year during the first 90-day period, and such rate will increase by an additional 0.25% per year with respect to each subsequent 90-day period, up to a maximum additional interest rate of 1.0%; and

                  (iii) if either (A) the Partnership and the Guarantors have not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Registration Statement is first declared effective or (B) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Closing Date (or such corresponding shorter restrictive period, if Rule 144(k) is amended to provide a shorter restrictive period) while any Registrable Securities are outstanding, then Additional Interest shall accrue on the Notes over and above the stated interest on the Notes at a rate of 0.25% per year during the first 90-day period, and such rate will increase by an additional 0.25% per year with respect to each subsequent 90-day period, up to a maximum additional interest rate of 1.0% commencing on (x) the 46th day after such effective date of the Exchange Registration Statement (in the case of foregoing clause (A) above) or
                        (y) the day such Shelf Registration Statement ceases to be effective (in the case of foregoing clause (B) above);

                  provided, however, that (1) the Additional Interest rate on the Notes may not accrue under more than one of the foregoing clauses (i) through (iii) of this Section 4(a) at any one time, (2) at no time shall the aggregate amount of Additional Interest accruing on the Notes exceed 1.0% per annum, (3) no Additional Interest shall accrue on the Notes if the Partnership and the Guarantors have timely filed an Exchange Offer Registration Statement but are unable to complete the Exchange Offer pursuant to Section 2(c) and have timely delivered a Shelf Notice, unless the Partnership and the Guarantors shall thereafter fail to satisfy one or more of the time requirements specified above in clauses (i) through (iii) of this Section 4(a) for filing and effectiveness of the Shelf Registration Statement, in which event Additional Interest as specified above shall accrue, and (4) all Additional Interest payable on the Notes shall cease to accrue upon the earliest to occur of (x) the expiration of the second anniversary of the Closing Date or (y) the expiration of such shorter restrictive period applicable to the Registrable Securities that may be required pursuant to Rule 144(k);

                  and provided, further, that (1) upon the filing of the Exchange Registration Statement or a Shelf Registration Statement with respect to the Notes (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration Statement (in the case of clause (ii) of this Section 4(a)),
                  (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of clause (iii)(A) of this Section 4(a)), (4) upon the effectiveness of the applicable Shelf Registration Statement that had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)) and (5) upon such time as there are no Registrable Securities outstanding, Additional Interest on the Notes shall cease to accrue.

            (b) Notification and Payment of Additional Interest. The Partnership and the Guarantors shall notify the Trustee within three business days after each date on which an event occurs for which Additional Interest is required to be paid pursuant to Section 4(a). Any amounts of Additional Interest due pursuant to this Section 4 will be payable in cash semi-annually in arrears on February 1 and August 1 of each year (to the holders of record on the January 15 and July 15 immediately preceding such interest payment dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional

                  Interest rate by the principal amount of the Notes outstanding, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year consisting of twelve 30-day months and the denominator of which is 360).

5.    Registration Procedures

      In connection with the filing of any Registration Statement pursuant to
      Section 2 or 3 hereof, the Partnership and the Guarantors shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Partnership and the Guarantors hereunder, the Partnership and the Guarantors shall:

      (a) Prepare and file with the Commission on or prior to the 120th day after the Closing Date (in the case of the Exchange Registration Statement) or the 90th day after delivery of the Shelf Notice (in the case of the Shelf Registration Statement), any Registration Statement required by Section 2 or 3 hereof, and use their reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if such filing is pursuant to Section
            3 hereof, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Partnership and the Guarantors shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement and their counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed, in each case at least three business days prior to such filing. The Partnership and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or their counsel shall reasonably object on or prior to the third business day following receipt of a copy of any Registration Statement or Prospectus or any amendment or supplement thereto proposed to be filed.

      (b) Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Partnership and the Guarantors shall be deemed not to have used their respective reasonable efforts to keep a Registration Statement effective during the Applicable Period if either of the Partnership or the Guarantors voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Securities or such Exchange Notes during that period, unless such action is required by applicable law or unless the Partnership and the Guarantors comply with this Agreement, including without limitation, the provisions of Section 5(k) hereof and the last paragraph of this Section 5.

      (c) If a Shelf Registration Statement is filed pursuant to Section 3 hereof or a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, and their counsel, promptly (but in any event within two business days) and confirm such notice in writing:

            (i) when a Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Partnership or the Guarantors, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and all exhibits);

            (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose;

            (iii) if, at any time when a Prospectus is required by the
                  Securities Act to be delivered in connection with sales of the Registrable Securities or resales of Exchange Notes by Participating Broker-Dealers, the representations and warranties of the Partnership or the Guarantors contained in any agreement cease to be true and correct;

            (iv) of the receipt by the Partnership or the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or written threat of any proceeding for such purpose;

            (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (vi) of the Partnership's and Guarantors' determination that a post-effective amendment to a Registration Statement would be appropriate; and

            (vii) if at any time when a Prospectus is required by the Securities
                  Act to be delivered in connection with sales of the Registrable Securities or resales of Exchange Notes by Participating Broker-Dealers, the Partnership and the Guarantors determine, in their reasonable judgment, after consultation with counsel, that the continued use of the Prospectus would require the disclosure of confidential information or interfere with any financing, acquisition, reorganization or other material transaction involving the Partnership or the Guarantors.

      (d) Use their respective reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Notes for sale in any jurisdiction in the United States and, if any such order is issued, to use their reasonable efforts to obtain the withdrawal of any such order.

      (e)   [RESERVED]

      (f) If (i) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the

            Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and to their respective counsel at the sole expense of the Partnership and the Guarantors, one conformed copy of such Registration Statement and each post-effective amendment thereto, including financial statements and schedules and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

      (g) If (i) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, and their respective counsel, at the sole expense of the Partnership and the Guarantors, as many copies of such Prospectus and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Partnership and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

      (h) Prior to any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use their reasonable efforts to register or qualify and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or Participating Broker-Dealer reasonably requests in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Partnership and the Guarantors agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); use their reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement; provided, however, that neither the Partnership nor the Guarantors shall be required to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC; and, if such Registrable Securities are to be in certificated form, to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may reasonably request.

      (j) Use their respective reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the Participating Broker-Dealers, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Partnership and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

      (k) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, as promptly as practicable (in the case of 5(c)(vii) after cessation of the transaction referred to therein), prepare and (subject to Section 5(a) hereof) file with the Commission, at the Partnership's and Guarantors' sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (l) Use respective reasonable efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies.

      (m) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for, or the form of global note with respect to, the Registrable Securities or Exchange Notes, as the case may be, in a form eligible for deposit with DTC and (ii) provide a CUSIP number for the Registrable Securities or Exchange Notes, as the case may be.

      (n) If (i) a Shelf Registration Statement is filed pursuant to Section 3 hereof or (ii) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon reasonable advance notice make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours without interfering in the orderly business of the Partnership or the Guarantors, all financial and other relevant records, pertinent corporate documents and instruments of the Partnership and the Guarantors and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Partnership and the Guarantors and their subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Partnership and the Guarantors determine, in good faith, to be confidential and any Records that they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (C) after giving reasonable prior notice to the Partnership and the Guarantors, disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any transactions contemplated hereby or arising hereunder or (D) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Partnership or the Guarantors unless and until such information is generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Partnership and the Guarantors and allow the Partnership and the Guarantors to undertake appropriate action to prevent disclosure of the Records deemed confidential at the sole expense of Partnership and the Guarantors.

      (o) Provide an indenture trustee for the Registrable Securities or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the Holders of the Registrable Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such indenture to be so qualified in a timely manner.

      (p) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Partnership and the Guarantors after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

      (q) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Partnership or the Guarantors (or to such other Person as directed by the Partnership) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Partnership or the Guarantors, as the case may be, shall mark, or cause to be marked, on such

            Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

      (r) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each Participating Broker-Dealer, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

      (s) Use their respective reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

            The Partnership and the Guarantors may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Partnership and the Guarantors such information regarding such seller and the distribution of such Registrable Securities as the Partnership and the Guarantors may, from time to time, reasonably request. The Partnership and the Guarantors may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request and in such event shall have no further obligation under this Agreement (including, without limitation, obligations under Section 4 hereof) with respect to such seller or any subsequent holder of such Registrable Securities. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Partnership and the Guarantors all information required to be disclosed in order to make the information previously furnished to the Partnership and the Guarantors by such seller not materially misleading.

            Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Partnership or the Guarantors of the happening of any event of the kind described in Sections 5(c)(ii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing by the Partnership and the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. If the Partnership or the Guarantors shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (ii) written notice that use of the applicable Prospectus may be resumed, provided that the Effectiveness Period and the Applicable Period shall not be extended beyond two years after the Closing Date.

6.    Registration Expenses

      (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Partnership and the Guarantors shall be borne by the Partnership and the Guarantors whether or not the Exchange Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Notes and determination of the eligibility of the Registrable Securities or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Securities or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing and duplicating expenses, including, without limitation, expenses of preparing certificates for Registrable Securities or Exchange Notes in a form eligible for deposit with DTC and of printing or duplicating Prospectuses if the printing of Prospectuses is requested by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Partnership and the Guarantors and fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 6(b) hereof), (v) rating agency fees, if any, and any fees associated with making the Registrable Securities or Exchange Notes eligible for trading through DTC, (vi) Securities Act liability insurance, if the Partnership and the Guarantors desire such insurance, (vii) fees and expenses of all other Persons retained by the Partnership and the Guarantors, (viii) internal expenses of the Partnership and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Partnership and the Guarantors performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing of all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary to comply with this Agreement.

      (b) The Partnership and the Guarantors shall (i) reimburse the Holders of the Registrable Securities being registered in a Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement, and (ii) reimburse reasonable out-of-pocket expenses (other than legal expenses) of Holders of Registrable Securities incurred in connection with the registration and sale of the Registrable Securities pursuant to a Shelf Registration Statement.

7.    Indemnification

      (a) Each of the Partnership and the Guarantors agrees to indemnify and hold harmless each Holder of Registrable Securities offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Securities or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto), or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the Partnership or the Guarantors will be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Partnership and the Guarantors in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the Person asserting the claim the Registrable Notes or Exchange Notes that are the subject of such claim after receipt of a notice from the Partnership and the Guarantors pursuant to Sections 5(c)(ii), 5(c)(iv), 5(c)(v), 5(c)(vi) or 5(c)(vii)
            hereof and prior to receipt of copies of a supplemented or amended Prospectus contemplated by Section 5(k) hereof, or written notice from the Partnership and the Guarantors that the use of the applicable Prospectus may be resumed.

      (b) Each Participant shall be required to agree to indemnify and hold harmless the Partnership and the Guarantors, the Partnership's directors and officers, the Guarantors' directors and officers and each Person who controls the Partnership and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other Participant to the same extent as the foregoing indemnity from the Partnership and the Guarantors to each Participant, but only (i) with reference to information relating to such Participant furnished to the Partnership in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus or any amendment or supplement thereto or
            (ii) with respect to any untrue statement or representation made by such Participant in writing to the Partnership. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Notes giving rise to such obligations.

      (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability that it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities and Exchange Notes sold by all such Participants and any such separate firm for the Partnership and the Guarantors, their respective directors, officers and such control Persons of the Partnership and the Guarantors shall be designated in writing by the Partnership and the Guarantors. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

         (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership and the Guarantors on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
                  Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
                  Section 7 and the representations and warranties of the Partnership and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any Person who controls a Holder, the Partnership and the Guarantors, their respective directors, officers, employees, agents or controlling persons, and (ii) any termination of this Agreement.

         (g)      The indemnity and contribution agreements contained in this
                  Section 7 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

      8.    Rule 144 and 144A
            -----------------

             Each of the Partnership and the Guarantors covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Partnership and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Registrable Securities, make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

      9.    Miscellaneous

            (a) No Inconsistent Agreements. The Partnership and the Guarantors have not entered into, as of the date hereof, and shall not, after the date of this Agreement, enter into any agreement with respect to any of the Partnership's or the Guarantors' securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except for registration obligations that heretofore have been fulfilled in their entirety, the Partnership and the Guarantors have not entered and will not enter into any agreement with respect to any of the Partnership's or the Guarantors' securities that will grant to any Person piggy-back registration rights with respect to a Registration Statement.

            (b) Adjustments Affecting Registrable Securities. The Partnership and the Guarantors shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Partnership, the Guarantors, and the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities.

                  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                  (1) if to a Holder of the Registrable Securities or any Participating Broker-Dealer, at the most current address, if any, of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                           Wachovia Capital Markets, L.L.C.
                           One Wachovia Center, DC8
                           301 South College Street
                           Charlotte, NC 28288-0602
                           Facsimile No.: (704) 383-0353
                           Attention: Legal Division

                  (2) if to the Initial Purchasers, at the addresses specified in Section 9(d)(1)

                  (3) if to the Partnership and the Guarantors, at the address as follows:

                           Energy Transfer Partners, L.P.
                           8801 South Yale Ave., Suite 310
                           Tulsa, Oklahoma 74137
                           Facsimile No.: (918) 493-7290
                           Attention: General Counsel

                           with a copy to:

                           Winston & Strawn LLP
                           200 Park Avenue
                           New York, New York 10166
                           Facsimile No.: (212) 294-4700
                           Attention: Robert Ericson

                           All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in the Indenture.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

            (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (j) Notes Held by the Partnership and the Guarantors or their Affiliates. Whenever the consent or approval of Holders of a specified percentage of

                  Registrable Securities is required hereunder, Registrable Securities held by the Partnership and the Guarantors or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (k) Third Party Beneficiaries; Limitations on Remedies. Holders of Registrable Securities and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons. The receipt of Additional Interest pursuant to Section 4(a) shall be the sole monetary remedy available to Holders for the failure of the Partnership or the Guarantors to meet the registration obligations set forth herein for Registrable Securities.

            (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Partnership and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       ENERGY TRANSFER PARTNERS, L.P.

                                       By: U.S. Propane, L.P.
                                           Its: General Partner

                                        By:U.S. Propane, L.L.C.
                                           Its: General Partner

                                           By:  /s/  Ray C. Davis
                                                --------------------------------
                                           Name:  Ray C. Davis
                                           Title: Co-Chief Executive Officer


                                       LA GRANGE ACQUISITION, L.P.

                                       By: LA GP, LLC, its general partner

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       LG PL, LLC

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer

                                       ETC TEXAS PIPELINE, LTD.
                                       ETC GAS COMPANY, LTD.
                                       ETC OKLAHOMA PIPELINE, LTD.
                                       ETC KATY PIPELINE, LTD.
                                       ETC TEXAS PROCESSING, LTD.

                                       By: LG PL, LLC, its general partner

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                Signature Page of Registration Rights Agreement

                                       LGM, LLC

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       ETC MARKETING, LTD.

                                       By: LGM, LLC, its general partner

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       ETC OASIS GP, LLC

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       OASIS PIPELINE, LP
                                       ETC OASIS, L.P.

                                       By: ETC OASIS GP, LLC, its general
                                           partner

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       FIVE DAWACO, LLC

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                Signature Page of Registration Rights Agreement

                                       ET COMPANY I, LTD.
                                       CHALKLEY TRANSMISSION COMPANY, LTD.
                                       WHISKEY BAY GATHERING COMPANY, LTD.
                                       WHISKEY BAY GAS COMPANY, LTD.

                                         By: FIVE DAWACO, LLC, its general
                                             partner

                                         By:  /s/  Ray C. Davis
                                              ----------------------------------
                                         Name:   Ray C. Davis
                                         Title:  Co-Chief Executive Officer


                                       TETC, LLC

                                         By:  /s/  Ray C. Davis
                                              ----------------------------------
                                         Name:   Ray C. Davis
                                         Title:  Co-Chief Executive Officer


                                       TEXAS ENERGY TRANSFER COMPANY, LTD.

                                         By: TETC, LLC, its general partner

                                         By:  /s/  Ray C. Davis
                                              ----------------------------------
                                         Name:   Ray C. Davis
                                         Title:  Co-Chief Executive Officer


                                       OASIS PIPE LINE COMPANY

                                         By:  /s/  Ray C. Davis
                                              ----------------------------------
                                         Name:   Ray C. Davis
                                         Title:  Co-Chief Executive Officer


                                       OASIS PIPE LINE FINANCE COMPANY

                                         By:  /s/  Ray C. Davis
                                              ----------------------------------
                                         Name:   Ray C. Davis
                                         Title:  Co-Chief Executive Officer


                 Signature Page of Registration Rights Agreement

                                       OASIS PARTNER COMPANY

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       OASIS PIPE LINE MANAGEMENT
                                       COMPANY

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                                       OASIS PIPE LINE COMPANY TEXAS L.P.


                                       By:   OASIS PIPE LINE MANAGEMENT
                                       COMPANY, its general partner


                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer



                                       ENERGY TRANSFER FUEL GP, LLC

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer



                                       ENERGY TRANSFER FUEL, LP

                                       By: ENERGY TRANSFER FUEL GP, LLC, its
                                       general partner

                                       By:  /s/  Ray C. Davis
                                            ------------------------------------
                                       Name:   Ray C. Davis
                                       Title:  Co-Chief Executive Officer


                 Signature Page of Registration Rights Agreement

                                       WACHOVIA CAPITAL MARKETS, LLC
                                       BANC OF AMERICA SECURITIES LLC
                                       BNP PARIBAS SECURITIES CORP.
                                       GREENWICH CAPITAL MARKETS, INC.

                                       BY:WACHOVIA CAPITAL MARKETS, LLC


                                       By:  /s/  Steven J. Taylor
                                            ------------------------------------
                                       Name:   Steven J. Taylor
                                       Title:  Managing Director


                 Signature Page of Registration Rights Agreement